Advisory Research International Small Cap Value Fund

Investor Class (Ticker Symbol: ADVIX)

Class I (Ticker Symbol: ADVLX)

A series of Investment Managers Series Trust

Supplement dated August 23, 2018, to the

Summary Prospectus dated March 5, 2018.

Effective August 31, 2018 (the “Effective Date”), Stephen Evans will no longer serve as portfolio manager of the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”). Marco Priani will be added and Kevin A. Ross will continue as portfolio manager to the International Small Cap Fund. Accordingly, as of the Effective Date, the “Portfolio Managers” section beginning on page 6 of the Summary Prospectus is replaced with the following:

Kevin A. Ross and Marco Priani are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Portfolio Manager of the Fund Since:
Kevin A. Ross	2017
Marco Priani	2018*

* Marco Priani previously served as Portfolio Manager of the Fund from inception in March 2010 through July 2017.

Please file this Supplement with your records.